SUPPLEMENT DATED DECEMBER 15, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2023

FOR TECHNOLOGY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2023, for Technology Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, is deleted and replaced with the following:

Sub-Adviser – MFS Investment Management. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Reinier Dobbelmann, Investment Officer and Portfolio Manager	Since 2022